Exhibit 10(k)(vii)

            THIRD AMENDMENT TO NOTE AGREEMENT AND AMENDMENT TO NOTES

      THIRD AMENDMENT TO NOTE AGREEMENT AND AMENDMENT TO NOTES, dated as of December 16, 2008 (this "Amendment"), among ALBANY INTERNATIONAL CORP., a Delaware corporation (the "Company"), the Guarantors (as defined in the Note Agreement referred to below), and The Prudential Insurance Company of America ("Prudential") and the several Purchasers (as defined in the Note Agreement referred to below) (together with Prudential, individually, a "Purchaser", and collectively, "Purchasers").

                              W I T N E S S E T H:

      WHEREAS, the Company and Guarantors party thereto and the Purchasers are parties to that certain Note Agreement and Guaranty, dated as of October 25, 2005 (as the same may be further amended, supplemented, waived or otherwise modified from time to time, the "Note Agreement"); and

      WHEREAS, the Company has requested the amendment of certain provisions of the Note Agreement and the Notes (as defined in the Note Agreement), and the Purchasers have indicated willingness to agree to such amendments subject to certain limitations and conditions, as provided for herein;

      NOW THEREFORE, in consideration of the premises, the mutual covenants and the agreements hereinafter set forth and other good and valuable consideration, the parties hereto hereby agree that on the Amendment Effective Date, as defined herein, the Note Agreement and the Notes will be amended as follows:

      1. Definitions. Unless otherwise defined herein, terms defined in the Note Agreement are used herein as therein defined.

      2. Amendment to Notes. As of the Amendment Effective Date, each of the Notes outstanding on the Effective Date (herein the "Existing Notes"), and the form of Note attached to the Note Agreement as Exhibit A, is hereby, without any further action required on the part of any other Person, deemed to be automatically amended to conform to and have the terms provided in Exhibit A attached hereto (except that, with respect to such Existing Notes, the date, registration number, principal amount and the payee thereof shall remain unchanged). Any Note issued on or after the Amendment Effective Date shall be in the form of Exhibit A attached hereto. The Company agrees, upon the request of any Purchaser to promptly deliver a new Note in the form of Exhibit A attached hereto in exchange for each Existing Note held by such Purchaser.

      3. Amendment to Paragraph 5A of the Note Agreement (Financial Statements). Paragraph 5A of the Note Agreement is hereby amended, as of the Amendment Effective Date, by deleting the text in clause (iv) therein in its entirety and inserting in lieu thereof the following text:

            "(iv) concurrently with any delivery of financial statements under clause (i) or (ii) above, a certificate of a Financial Officer of the Company (a) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (b) setting forth reasonably detailed calculations demonstrating compliance with Paragraphs 6A, 6E, 6H and 6I hereof, (c) setting forth reasonably detailed calculations demonstrating the Unadjusted Leverage Ratio (as defined in the Notes) as of the end of the most recently ended fiscal quarter covered by such financial statements and setting forth (x) the Additional Interest Rate (as defined in the Notes) for the Additional Interest Period (as defined in the Notes) covered by such financial statements and (y) the amount of Additional Interest (as defined in the Notes) due on the Notes for such Additional Interest Period and (d) stating whether any change in GAAP or in the application thereof has occurred since the date of the Company's audited financial statements referred to in Paragraph 8B and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;"

      4. Amendment to Paragraph 6E of the Note Agreement (Restricted Payments). Paragraph 6E of the Note Agreement is hereby amended, as of the Amendment Effective Date, by

            (i) deleting clause (a) thereof and inserting in lieu thereof the following:

                  "(a) the  Leverage  Ratio  does not exceed (i) if on or before
            November 17, 2008, 3.00 to 1.00, (ii) if on or after November 18, 2008 but prior to January 1, 2011, 3.50 to 1.00, and (iii) from January 1, 2011 and at all times thereafter, 2.50 to 1.00"; and

            (ii) adding the following new sentence at the end thereof:

                  "In the event that the corresponding covenant in the Revolving
            Credit Agreement to this Paragraph 6E (currently Section 6.05) is amended or modified to be more restrictive (including any amendment or modification to any defined term directly or indirectly used in such definition) then, without any further action on the part of the Company or any of the holders of the Notes, this Paragraph 6E and any related defined terms shall be deemed to be amended automatically to match the corresponding amendments or modifications to the Revolving Credit Agreement."

      5. Amendment to Paragraph 6H of the Note Agreement (Leverage Ratio). Paragraph 6H of the Note Agreement is hereby amended, as of the Amendment Effective Date, by deleting the text therein in its entirety and inserting in lieu thereof the following text:

            "6H Leverage Ratio. The Company will not permit the Leverage Ratio on any date to exceed (i) if on or before November 17, 2008, 3.00 to 1.00,
      (ii) if on or after November 18, 2008 but prior to January 1, 2011, 3.50 to 1.00, and (iii) from January 1, 2011 and at all times thereafter, 2.50 to 1.00. In the event that the corresponding covenant in the Revolving Credit Agreement to this Paragraph 6H (currently Section 6.08) is amended or modified to be more restrictive (including any amendment or modification to any defined term directly or indirectly used in such definition) then, without any further action on the part of the Company or any of the holders of the Notes, this Paragraph 6H (and any related defined terms) shall be deemed to be amended


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

      automatically to match the corresponding amendments or modifications to the Revolving Credit Agreement."

      6. Amendment to Paragraph 11B (Other Terms). Paragraph 11B of the Note Agreement is hereby amended, as of the Amendment Effective Date, by

                  (i) deleting  the  definition  of "Total Debt"  therein in its entirety and inserting in lieu thereof the following definition:

                        "Total Debt" shall mean, at any time, the sum of (a) all
                  Indebtedness that is or should be reflected as a liability on a consolidated balance sheet of the Company and the Subsidiaries in accordance with GAAP and (b) the consideration (other than any note of a Subsidiary that serves as a conduit in a sale or financing transaction with respect to Receivables) received by the Company or any Consolidated Subsidiary from any Person (other than the Company or a Consolidated Subsidiary) for Receivables sold, which Receivables remain uncollected at such time; less (x) the sum of all cash and cash equivalents (as determined in accordance with GAAP), (y) the cash surrender value of life insurance policies naming the Company as beneficiary (as determined in accordance with GAAP) and (z) the fair market value of any Marketable Securities held by the Company and the Consolidated Subsidiaries; provided, however, that with respect to any Non-Wholly Owned Subsidiary, the Indebtedness (other than any Indebtedness that is Guaranteed by the Company or a Wholly-Owned Subsidiary) and assets thereof referred to in the foregoing clauses shall be disregarded in the calculation of "Total Debt" to the extent of any economic interest in such Non-Wholly Owned Subsidiary that is owned by any Person other than the Company or a Wholly-Owned Subsidiary.. For the purposes of this definition, "Marketable Securities" means any debt or equity securities for which an active trading market exists and price quotations are available.

                  (ii) adding the following definitions in the appropriate alphabetical order:

                        ""Non-Wholly  Owned  Subsidiary" means a Subsidiary that
                  is not a Wholly Owned Subsidiary."

                        ""Wholly Owned Subsidiary" means a Subsidiary all of the
                  capital stock and other equity interests in which, other than qualifying shares and/or nominal equity interests that are required to be held by Persons under applicable law, are owned by the Company or a Subsidiary."

      7. Representations and Warranties. The Company and each other Guarantor hereby.

            (a) Other than such representations expressly given as of a specific date, repeats (and confirms as true and correct) as of the Amendment Effective Date to the Purchasers that each of the representations and warranties made by the Company and each other Guarantor pursuant to the Note Agreement and are hereby incorporated herein (as though set forth herein) in their entirety; and


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

            (b) Further represent and warrant as of the Amendment Effective Date that:

                  (i) No  Default.  No Default  or Event of  Default  shall have occurred and be continuing on such date after giving effect to this Amendment;

                  (ii) Power of Authority. Each such Person has the corporate or equivalent power to execute and deliver this Amendment, and to perform the provisions hereof, and this Amendment has been duly authorized by all necessary corporate or equivalent action on the part of each such Person;

                  (iii) Due Execution. This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited (x) by general principals of equity and conflicts of laws or (y) by bankruptcy, reorganization, insolvency, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights.

                  (iv) No Consent's Required. No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment;

                  (v) Acknowledgment of Obligation:  Waiver of Claims. It has no
            defenses, offsets or counterclaims against any of its obligations under and in respect to the Notes or the AI Guaranty Agreement and that all amounts outstanding under and in respect of the Notes and the Note Agreement are owing to holders of the Notes without defense, offset or counterclaim; and

                  (vi) Revolving Credit  Agreement.  Other than (A) that certain restatement dated as of April 14, 2006, (B) the First Amendment dated as of August 28, 2006 and (C) the Second Amendment dated as of April 27, 2007, there have been no amendments to the Revolving Credit Agreement.

      8. Acknowledgements and Consent of Guarantors. Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Note Agreement, the Notes, the AI Guaranty Agreement and this Amendment and consents to the amendment to Note Agreement and the Notes effected pursuant to this Amendment. Each Guarantor confirms that they will continue to guarantee the obligations to the fullest extent in accordance with the AI Guaranty Agreement and acknowledges and agrees that: (a) the AI Guaranty Agreement shall continue in full force and effect and that its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment and (b)(i) notwithstanding, the conditions to effectiveness hereof, such Guarantor is not required by the terms of the Note Agreement, the Notes (as amended hereby) or the AI Guaranty Agreement to consent to the amendments to the Note Agreement and the Notes effected pursuant to this Amendment; and (ii) nothing in Note Agreement, the Notes or AI Guaranty Agreement shall be deemed to require the consent of any such Guarantor to any future amendments to the Note Agreement.


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

      9. Conditions Precedent. This Amendment shall become effective as of the first date on which the conditions precedent set forth below shall have been fulfilled (the "Amendment Effective Date"):

            (a)  the  Purchasers  shall  have  received   counterparts  of  this
      Amendment, executed and delivered by a duly authorized officer of the Company and each of the Guarantors;

            (b) the representations and warranties contained in Section 7 above shall be true and correct in all material respects on and as of the Amendment Effective Date, as if made on and as of the Amendment Effective Date and there shall exist on the Amendment Effective Date no Event of Default or Default;

            (c) the Company shall have paid all outstanding costs, expenses and fees of the Purchasers (including reasonable attorneys fees and expenses of Bingham McCutchen LLP) incurred in connection with the documentation of this Amendment (including a reasonable estimate of post-closing fees and expenses) to the extent invoiced (this provision shall not be construed to limit the obligations of the Company under Paragraph 12B of the Note Agreement);

            (d) each Purchaser shall have received an opinion, dated the Amendment Effective Date, from Charles J. Silva, Jr., Vice President-General Counsel of the Company addressing, among other things, the enforceability of this Amendment, and the Note Agreements and the Notes, in each case as amended, and otherwise in form and substance satisfactory to the Purchasers;

            (e) the Company and each other Guarantor shall have made all requests, filings, and registrations with, and obtained all consents and approvals from, the relevant national, state, local or foreign jurisdiction(s), or any administrative, legal or regulatory body or agency thereof, that are necessary for the Company and each Guarantor in connection with this Amendment and any and all other documents relating thereto; and

            (f) the Purchasers shall have received such additional documents or certificates with respect to legal matters or corporate or other proceeding related to the transactions contemplated hereby as may be reasonable requested by the Purchasers.

      10. Additional Interest. In consideration of this Amendment, the Company hereby agrees pay to the Purchasers additional interest on the Notes (pro rata based on the principal amount of the Notes) notwithstanding the terms of the Notes in the aggregate amount of (a) $271,232.88 due and payable on January 25, 2009 and (b) if the Leverage Ratio exceeds 3.00 to 1.00 as at December 31, 2008, $295,890.41, due and payable on March 15, 2009.

      11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

      12. No Other Amendments: Confirmation. Except as expressly amended, modified and supplemented hereby, the terms, provisions and conditions of the Note Agreement, the


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

Notes, the AI Guaranty Agreement and the agreements and instruments relating thereto are and shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects.

      13. Headings. The headings of sections of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Agreement.

      14. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

      [Remainder of page intentionally left blank. Signature pages follow.]


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

      IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.



                                ALBANY INTERNATIONAL CORP.

                                By:    /s/ Michael C. Nahl
                                       -----------------------------------------
                                Name:  Michael C. Nahl
                                Title: Executive Vice President
                                       & Chief Financial Officer

                                ALBANY INTERNATIONAL HOLDINGS TWO, INC., as a Guarantor

                                By:    /s/ Christopher J. Connally
                                       -----------------------------------------
                                Name:  Christopher J. Connally
                                Title: Vice President & Assistant Secretary

                                ALBANY INTERNATIONAL TECHNIWEAVE, INC.,
                                as a Guarantor

                                By:    /s/ Michael C. Nahl
                                       -----------------------------------------
                                Name:  Michael C. Nahl
                                Title: Vice President & Assistant Secretary

                                ALBANY INTERNATIONAL RESEARCH CO., as a
                                Guarantor

                                By:    /s/ Charles J. Silva, Jr.
                                       -----------------------------------------
                                Name:  Charles J. Silva, Jr.
                                Title: Vice President, Assistant Treasurer
                                       & Assistant Secretary

                                GESCHMAY CORP. as a Guarantor

                                By:    /s/ Christopher J. Connally
                                       -----------------------------------------
                                Name:  Christopher J. Connally
                                Title: Vice President & Assistant Secretary

                                BRANDON DRYING FABRICS, INC., as a Guarantor

                                By:    /s/ Christopher J. Connally
                                       -----------------------------------------
                                Name:  Christopher J. Connally
                                Title: Vice President & Assistant Secretary

                                GESCHMAY WET FELTS, INC., as a Guarantor

                                By:    /s/ Christopher J. Connally
                                       -----------------------------------------
                                Name:  Christopher J. Connally
                                Title: Vice President & Assistant Secretary

                                GESCHMAY FORMING FABRICS CORP., as a Guarantor

                                By:    /s/ Christopher J. Connally
                                       -----------------------------------------
                                Name:  Christopher J. Connally
                                Title: Vice President & Assistant Secretary

The foregoing Amendment is hereby accepted as of the date first above written.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By: /s/ Paul L. Meiring
    ----------------------------------------------
    Name: Paul L. Meiring
    Title: Vice President

GIBRALTAR LIFE INSURANCE CO., LTD
By: Prudential Investment Management (Japan), Inc., as Investment Manager
    By: Prudential Investment Management, Inc., as Sub-Adviser

By: /s/ Paul L. Meiring
    ----------------------------------------------
    Name: Paul L. Meiring
    Title: Vice President

THE PRUDENTIAL LIFE INSURANCE COMPANY, LTD.
By: Prudential Investment Management (Japan), Inc., as Investment Manager
    By: Prudential Investment Management, Inc., as Sub-Adviser

By: /s/ Paul L. Meiring
    ----------------------------------------------
    Name: Paul L. Meiring
    Title: Vice President

SECURITY BENEFIT LIFE INSURANCE COMPANY, INC.
By: Prudential Private Placement Investors, L.P. (as Investment Advisor)
    By: Prudential Private Placement Investors, Inc. (as its General Partner)

By: /s/ Paul L. Meiring
    ----------------------------------------------
    Name: Paul L. Meiring
    Title: Vice President


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